INSURED MUNICIPAL SECURITIES TRUST

                                   SERIES 21

                           REFERENCE TRUST AGREEMENT


                  This Reference Trust Agreement dated September 7, 1989 among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee and Standard & Poor's Corporation, as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Insured Municipal Securities Trust, 47th Discount Series and Series 20, and Subsequent Series, Trust Indenture and Agreement" dated June 16, 1989 as amended in part by this Reference Trust Agreement (herein as amended or supplemented called the "Indenture"). This Reference Trust Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

                  In consideration of the premises and of the mutual agreements herein contained, the Depositors, the Trustee, and the Evaluator agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

                  Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.


                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                  The following special terms and conditions are hereby agreed to:

                  (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.


C/M  11939.0001 406290.1

                  (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/5,000.

                  (c) The fiscal year for the Trust shall end on June 30 of each year.

                  (d) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on January 1, 1990 for monthly distributions, December 1 and June 1 of each year for semi-annual distributions (commencing on June 30, 1990) and December 1 of each year for annual distributions (commencing on December 1, 1990).

                  (e) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on January 15, 1990 for monthly distributions, December 15 and June 15 of each year for semi-annual distributions (commencing on June 15, 1990) and December 15 of each year for annual distributions (commencing on December 15, 1990).

                  (f) All Certificateholders of record on December 1, 1989 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after December 15, 1989 (the "First Payment Date"), and thereafter distributions will be made monthly, semiannually or annually, depending upon the plan of distribution chosen by each Certificateholder.

                  (g) The First Settlement Date shall mean September 14, 1989.

                  (h) The number of Units referred to in Section 2.03 is 5,000.

                  (i) For the purposes of Section 4.02, the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $15, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).

                  (j) For the purposes of Section 6.01(g), the liqui- dation amount is hereby specified to be $2,000,000.

                  (k) For purposes of Section 6.04, the Trustee shall be paid per annum $.97 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.51 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.33 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion

                                      -2-
C/M  11939.0001 406290.1

[a maximum of $.80 per Unit times the number of Units on the monthly distribution plan, $.51 per unit plus $.29 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.33 per Unit plus $.47 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units of the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

                  (l) For purposes of Section 7.05, the Depositors' maximum annual fee is hereby specified to be $0.25 per $1,000 principal amount of Bonds in the Trust.

                  (m) For purposes of this Series of Insured Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

                  (n) For purposes of this Series of Insured Municipal Securities Trust, the execution date of this Indenture shall be the date first written above.

                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                         [Signatures on separate pages]



                                      -3-
C/M  11939.0001 406290.1

                            BEAR, STEARNS & CO. INC.
                                  Depositor



                            By: /s/ Peter J. DeMarco
                               ---------------------
                               Authorized Signator

STATE OF NEW YORK  )
                   :ss.:
COUNTY OF NEW YORK )


                  On this 30th day of August, 1989, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                               /s/ Teresa Scilla
                               ------------------
                                 Notary Public

                                 TERESA SCILLA
                        NOTARY PUBLIC, State of New York
                                 No. 31-4752676
                      Qualified in the County of New York
                              Term Expires 8/31/90



C/M  11939.0001 406290.1

                                                     GRUNTAL & CO. INCORPORATED
                                                                Depositor



                                                      By: /s/ George Bernard
                                                          ---------------------
                                                          Authorized Signator

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF NEW YORK )


                  On this 7th day of September, 1989, before me personally appeared George Bernard, to me known, who being by me duly sworn, said that he is an Authorized Signator of Gruntal & Co. Incorporated, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                                         /s/ Rachelle I. Rehner
                                                         ----------------------
                                                               Notary Public

                               RACHELLE I. REHNER
                        Notary Public, State of New York
                                 No. 30-4851884
                           Qualified in Nassau County
                      Commission Expires February 3, 1990




C/M  11939.0001 406290.1

                                        UNITED STATES TRUST COMPANY OF NEW YORK
                                              Trustee



                                        By:  /s/ Thomas Porrazzo
                                             ----------------------------------
                                             Assistant Vice President




STATE OF NEW YORK  )
                   :ss.:
COUNTY OF NEW YORK )


                  On this 22nd day of June, 1989, before me personally appeared THOMAS PORRAZZO, to me known, who being by me duly sworn, said that he is an Authorized Signator of United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.



                                        /s/ Dorothy S. Bochino
                                        ---------------------------------------
                                                    Notary Public

                               DOROTHY S. BOCHINO
                        NOTARY PUBLIC, State of New York
                                No. 01B04950864
                          Qualified in Richmond County
                          Commission Expires 05-08-91



C/M  11939.0001 406290.1

                                                  STANDARD & POOR'S CORPORATION
                                                           Evaluator



                                                  By: /s/ Z. A. Martin
                                                      --------------------------
                                                        Vice President



SEAL
ATTEST:



 /s/ James F. Butler
---------------------
(Assistant) Secretary



C/M  11939.0001 406290.1

                                                                                                                          SCHEDULE A

                                                 INSURED MUNICIPAL SECURITIES TRUST

                                                              PORTFOLIO


                                                              SERIES 21


                                                       As of September 7, 1989

                                                      A MONTHLY PAYMENT SERIES
                                         SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

             Aggregate                 Name of Issuer and                             Coupon/     Redemption Feature
Portfolio    Principal                   Title of Bonds                               Maturity    S.F.-- Sinking Fund  Cost of Bonds
   No.        Amount                    Contracted for(5)                Ratings(1)  Date(s)(2)   Ref.-- Refunding(2)   to Trust(3)
   ---        ------                    -----------------                ----------  ----------   -------------------   -----------

      1     $  400,000     Maricopa Az. Indus. Dev. Auth. (Mercy Hlth.       AAA         7.150%    7/01/13 @ 100 S.F.    $  397,608
                           Sys.) Insrd. Rev. Bonds Series 1985C (MBIA)                 7/01/2015   7/03/99 @ 102 Ref.

      2        415,000     Hillsborough Cnty, Fla. Rfndg. & Imprvmt. Utl.    AAA         8.750%    12/05/04 @ 100 S.F.      459,854
                           Rev. Bonds Series 1985 (MBIA)                               12/01/2006  12/01/95 @ 102 Ref.

      3        145,000     Burke Cnty. Ga. Dev. Auth. Poll. Cntrl. Rev.      AAA         9.250%    1/01/11 @ 100 S.F.       162,298
                           Bonds (Oglethorpe Pwr. Corp. Vogtle Prjt.)                  1/01/2016   1/01/95 @ 102 Ref.
                           Series 1985 (BIG)

      4         60,000     Chicago Hts. Ill. Gen. Oblig. Corp. Purp. Bonds   AAA         9.000%    No Sinking Fund           67,619
                           Series 1985A (MBIA)                                         12/01/2006  6/01/96 @ 102 Ref.

      5        400,000     Chic. Ill. Pub. Bldg. Comm. Bldg. Rev. Bonds      AAA         7.750%    1/01/00 @ 100 S.F.       415,200
                           (Chicago Bd. of Ed.) Series 1989A (Financial                1/01/2006   1/01/99 @ 102 Ref.
                           Guaranty)

      6        270,000     Lansing Ill. Unltd. Tax Gen. Oblig. Rev. Bonds    AAA         8.300%    No Sinking Fund          293,820
                           (Financial Guaranty)                                        12/01/2008  12/01/97 @ 102 Ref.

      7        300,000     Mass. Hsg. Finc. Agncy. Rental Hsg. Rev.          AAA*        7.200%    8/01/10 @ 100 S.F.       298,050
                           Bonds 1989 Series One (AMBAC)                               8/01/2026   8/01/99 @ 102 Ref.

      8        400,000     N.C. Eastern Muni. Pwr. Agncy. Pwr. Sys. Rev.     AAA         4.500%    7/01/20 @ 100 S.F.       276,336
                           Rfndg. Bonds Series 1987A (BIG)                             1/01/2024   1/01/97 @ 100 Ref.

      9        400,000     Alleg. Cnty. Pa. Hosp. Dev. Auth. Hlth. Fac.      AAA         7.125%    7/01/02 @ 100 S.F.       398,712
                           Rev. Bonds (Presbyterian Univ. Hlth. Sys. Inc.)             7/01/2019   7/01/99 @ 102 Ref.
                           Series 1989 (MBIA Corp.)

     10        250,000     Brazos River Auth. Tx. Coll. Rev. Rfndg.          AAA         8.100%    No Sinking Fund          265,545
                           Bonds Houston Lt. & Pwr. Co. Prjt. Series                   5/01/2019   5/01/98 @ 102 Ref.
                           1988B (BIG)

     11        300,000     Dallas Ft. Worth Tx. Intrnl. Arpt. Brd. Joint     AAA         9.125%    11/01/06 @ 100 S.F.      339,519
                           Rev. Bonds Series 1985 (BIG)                                11/01/2015  11/01/95 @ 102.5 Ref.

     12        400,000     Matagorda Cnty. Tx. Navgtn. Dstrct. No. One       AAA*        7.125%    No Sinking Fund          393,500
                           Coll. Rev. Rfndg. Bonds (Houston Ltg. & Pwr.                7/01/2019   7/01/99 @ 102 Ref.
                           Co. Prjt.) Series 1989C (Financial Guaranty)

     13        210,000     Intermountain Pwr. Auth. Utah Spec. Oblig.        AAA         7.000%    7/01/08 @ 100 S.F.       205,075
                           Rfdng. Bonds Fifth Crossover (Financial                     7/01/2015   7/01/97 @ 102 Ref.
                           Guaranty)

     14        400,000     Wash. Hlth. Care Facs. Auth. Rev. Bonds (S.W.     AAA         7.125%    10/01/08 @ 100 S.F.      393,880
                           Wash. Hosps. Vancouver) Series 1989 (BIG)                   10/01/2019  10/01/99 @ 102 Ref.

     15        400,000     Uinta Cnty. Wy. Hosp. Rev. Rfndg. Bonds (IHC      AAA*        7.250%    2/15/09 @ 100 S.F.       400,000
                           Hosps. Inc.) Series 1989 (BIG)                              2/15/2019   2/15/99 @ 102 Ref.

     16        250,000     Harris Cnty, Tx. Toll Rd. Rev. Bonds              AAA         0.000%    No Sinking Fund           28,015
                           (AMBAC)                                                     8/15/2020   8/15/09 @ 46.915 Ref.
           -----------                                                                                                  -----------
            $5,000,000                                                                                                   $4,795,031
           ===========                                                                                                  ===========



C/M  11939.0001 406290.1

                       INSURED MUNICIPAL SECURITIES TRUST

                     NEW JERSEY NAVIGATOR INSURED SERIES 1

                           REFERENCE TRUST AGREEMENT


                  This Reference Trust Agreement dated July 26, 1990 among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee and Standard & Poor's Corporation, as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Insured Municipal Securities Trust, 47th Discount Series and Series 20, and Subsequent Series, Trust Indenture and Agreement" dated June 16, 1989 as amended in part by this Reference Trust Agreement (herein as amended or supplemented called the "Indenture"). This Reference Trust Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

                  In consideration of the premises and of the mutual agreements herein contained, the Depositors, the Trustee, and the Evaluator agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

                  Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.


                                                      Part II

                                       SPECIAL TERMS AND CONDITIONS OF TRUST

                  The following special terms and conditions are hereby agreed to:

                  (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

                  (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/6000.

C/M  11939.0001 406290.1

                  (c) The fiscal year for the Trust shall end on June 30 of each year.

                  (d) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on December 1, 1990 for monthly distributions, December 1 and June 1 of each year for semi-annual distributions (commencing on December 1, 1990) and December 1 of each year for annual distributions (commencing on December 1, 1990).

                  (e) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on December 15, 1990 for monthly distributions, December 15 and June 15 of each year for semi-annual distributions (commencing on December 15, 1990) and December 15 of each year for annual distributions (commencing on December 15, 1990).

                  (f) All Certificateholders of record on November 1, 1990 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after November 15, 1990 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

                  (g) The First Settlement Date shall mean August 2, 1990.

                  (h) The number of Units referred to in Section 2.03 is 6,000.

                  (i) For the purposes of Section 4.02, the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $8, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).

                  (j) For the purposes of Section 6.01(g), the liquida- tion amount is hereby specified to be $2,400,000.

                  (k) For purposes of Section 6.04, the Trustee shall be paid per annum $.98 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.52 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.34 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.81 per Unit times the number of Units on the monthly distribution plan, $.52 per unit plus $.29 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.34 per Unit

                                      -2-
C/M  11939.0001 406290.1
plus $.47 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units of the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

                  (l) For purposes of Section 7.05, the Depositors' maximum annual fee is hereby specified to be $0.25 per $1,000 principal amount of Bonds in the Trust.

                  (m) For purposes of this Series of Insured Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

                  (n) For purposes of this Series of Insured Municipal Securities Trust, the execution date of this Indenture shall be the date first written above.

                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                         [Signatures on separate pages]



                                      -3-
C/M  11939.0001 406290.1

                                            BEAR, STEARNS & CO. INC.
                                                  Depositor



                                            By: /s/ Peter J. DeMarco
                                                -------------------------------
                                                Authorized Signator

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF NEW YORK )


                  On this 26th day of July, 1990, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                            /s/ Teresa Scilla
                                            -----------------------------------
                                                       Notary Public

                                                       TERESA SCILLA
                                             NOTARY PUBLIC, State of New York
                                                       No. 31-4752676
                                            Qualified in the County of New York
                                                    Term Expires 8/31/90



C/M  11939.0001 406290.1

                                            GRUNTAL & CO. INCORPORATED
                                                 Depositor



                                            By: /s/ George Bernard, Jr.
                                                -------------------------------
                                                Authorized Signator

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF NEW YORK )


                  On this 9th day of July, 1990, before me personally appeared George Bernard, Jr., to me know, who being by me duly sworn, said that he is an Authorized Signator of Gruntal & Co. Incorporated, one of the corporations described in and which executed and foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                            /s/ Maria R. Morreale
                                            -----------------------------------
                                            Notary Public


                                                     MARIA R. MORREALE
                                             Notary Public, State of New York
                                                      No. 43-4923407
                                               Qualified in Richmond County
                                             Commission Expires June 20, 1992




C/M  11939.0001 406290.1

                                        UNITED STATES TRUST COMPANY OF NEW YORK
                                              Trustee



                                        By:  /s/ Thomas Porrazzo
                                             ----------------------------------
                                             Assistant Vice President




STATE OF NEW YORK  )
                   :ss.:
COUNTY OF NEW YORK )


                  On this 10 day of July, 1990, before me personally appeared THOMAS PORRAZZO, to me know, who being by me duly sworn, said that he is an Authorized Signator United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.



                                            /s/ Dorothy S. Bochino
                                            ------------------------------------
                                            Notary Public

                                                     DOROTHY S. BOCHINO
                                              NOTARY PUBLIC, State of New York
                                                       No. 01B04950864
                                                Qualified in Richmond County
                                                  Commission Expires 5-8-91



C/M  11939.0001 406290.1

                                            STANDARD & POOR'S CORPORATION
                                                 Evaluator



                                            By: /s/ Joseph J. Schwarz
                                                --------------------------------
                                                Vice President



SEAL
ATTEST:



 /s/ K________ S________
------------------------
(Assistant) Secretary



C/M  11939.0001 406290.1


                                                 INSURED MUNICIPAL SECURITIES TRUST                                       Schedule A

                                                              PORTFOLIO


                                                NEW JERSEY NAVIGATOR INSURED SERIES 1


                                                         As of July 26, 1990

                                                      A MONTHLY PAYMENT SERIES
                                         SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

              Aggregate                 Name of Issuer and                          Coupon/       Redemption Feature
 Portfolio    Principal                   Title of Bonds                            Maturity      S.F.-- Sinking Fund  Cost of Bonds
    No.        Amount                    Contracted for(5)             Ratings(1)  Date(s)(2)     Ref.-- Refunding(2)   to Trust(3)
    ---        ------                    -----------------             ----------  ----------     -------------------   -----------

     1     $  175,000     N.J. Hlth. Care Facs. Finc. Auth. Rev. Bonds      AAA      6.000%       7/01/99 @ 100 S.F.    $  155,223
                          St. Barnabas Med. Cntr. Issue Series B (MBIA             7/01/2023      7/03/99 @ 100 Ref.
                          Corp.)

     2        500,000     N.J. Hlth. Care Facs. Fincg. Auth. Rev. Bonds     AAA      7.750%       7/01/03 @ 100 S.F.       525,575
                          St. Clare's Riverside Med. Cntr. Issue Series D          7/01/2014      7/01/97 @ 102 Ref.
                          (MBIA Corp.)

     3        450,000     N.J. Hlth. Care Facs. Fincg. Auth. Rev. Bonds     AAA      9.000%       2/01/91 @ 100 S.F.       495,896
                          The Mountainside Hosp. Issue (FHA Insrd.                 8/01/2025      8/01/95 @ 102 Ref.
                          Mtg.) Series A (MBIA Corp.)

     4        600,000      N.J. Hsg. & Mtg. Finc. Agncy. Home Buyer         AAA      7.700%       4/01/20 @ 100 S.F.       604,362
                           Rev. Bonds Series 1989 D (MBIA Corp.)                   10/01/2029     10/01/99 @ 102 Ref.

     5        105,000      Bayshore N.J. Reg. Swrg. Auth. Swr. Rev.         AAA      5.750%       2/01/95 @ 100 S.F.        94,157
                           Bonds Series 1977 (MBIA Corp.)                          2/01/2007      2/01/91 @ 102 Ref.

     6        100,000     Cnty. of Hudson N.J. Correc. Fac. Rev. Bonds      AAA      7.250%       12/01/02 @ 100 S.F.      101,806
                          Certs. of Part. Series 1990 (MBIA Corp.)                 12/01/2021     12/01/00 @ 102 Ref.

     7        500,000     Hudson Cnty. N.J. Certs. of Part. (Correc. Fac.)  AAA      7.600%       12/01/09 @ 100 S.F.      521,760
                          Rev. Bonds Series 1988 (MBIA Corp.)                      12/01/2021     12/01/98 @ 102 Ref.

     8        500,000     Logan Twnshp. N.J. Bd. of Ed. Schl. Dstrct.       AAA      7.000%       6/15/05 @ 100 S.F.       500,000
                          In The Cnty. of Glouchester N.J. Certs. of               6/15/2014      6/15/99 @ 102 Ref.
                          Part. Rev. Bonds Lease Purch. Agreement
                          (MBIA Corp.)

     9        500,000     Mercer Cnty. N.J. Imprvmnt. Auth. Rev. Bonds      AAA      8.050%       2/15/04 @ 100 S.F.       540,625
                          (Hamilton Fire Dstrct. Prjt. Fire Dstrct. No. 9)         2/15/2015      2/15/98 @ 103 Ref.
                          Series 1988B (MBIA Corp.)

    10        200,000     No. Jersey Dstrct. Wtr. Supl. Commsn.             AAA      6.000%       11/15/10 @ 100 S.F.      177,462
                          Wanaque No. Prjt. Rev. Bonds Series 1989A                11/15/2019     11/15/99 @ 102 Ref.
                          (MBIA Corp.)

    11        340,000     Ocean Cnty. N.J. Utils. Auth. Wastewtr. Rev.      AAA      5.000%       No Sinking Fund          268,764
                          Bonds Rfndg. Series 1987 (MBIA Corp.)                    1/01/2014      1/01/97 @ 100 Ref.

    12        500,000     Borough of Pine Hill N.J. Schl. Dstrct. Camden    AAA      7.600%       6/30/03 @ 100 S.F.       520,995
                          Cnty. Certs. of Part. Rev. Bonds Lease Purch.            12/30/2009     6/30/97 @ 101 Ref.
                          Agreement (MBIA Corp.)

    13        250,000     Pleasantville N.J. Schl. Dstrct. Certs. of Part.  AAA      7.700%       10/01/07 @ 100 S.F.      263,485
                          Rev. Bonds (MBIA Corp.)                                  10/01/2013     10/01/98 @ 102 Ref.

    14        175,000     Stafford N.J. Muni. Util. Auth. Ocean Cnty.       AAA      7.600%       6/01/10 @ 100 S.F.       183,599
                          N.J. Wtr. Rev. Bonds Series 1989 (MBIA                   6/01/2014      6/01/98 @ 102 Ref.
                          Corp.)

    15        305,000     Stafford N.J. Muni. Util. Auth. Ocean Cnty.       AAA      7.600%       6/01/10 @ 100 S.F.       319,988
                          N.J. Swr. Rev. Bonds Series 1989 (MBIA                   6/01/2014      6/01/98 @ 102 Ref.
                          Corp.)

    16        500,000     West Morris N.J. Reg. Hi. Schl. Dstrct. In the    AAA      7.500%       9/15/01 @ 100 S.F.       520,680
                          Cnty. of Morris & Americal-East. Inc. Bd. of             3/15/2009      3/15/99 @ 102 Ref.
                          Ed. Certs. of Part. Rev. Bonds (MBIA Corp.)

    17        300,000     Camden Cnty. N.J. Muni. Utils. Auth. Cnty.        AAA      0.000%       No Sinking Fund           42,813
                          Agreement Swr. Rev. Cap. Apprec. Bonds                   9/01/2018      Non-Callable
                          Series 1990A (MBIA Corp.)

           ----------                                                                                                  -----------
           $6,000,000                                                                                                   $5,837,190
           ==========                                                                                                  ===========



C/M  11939.0001 406290.1

                       INSURED MUNICIPAL SECURITIES TRUST

                    PENNSYLVANIA NAVIGATOR INSURED SERIES 1

                           REFERENCE TRUST AGREEMENT


                  This Reference Trust Agreement dated July 26, 1990 among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee and Standard & Poor's Corporation, as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Insured Municipal Securities Trust, 47th Discount Series and Series 20, and Subsequent Series, Trust Indenture and Agreement" dated June 16, 1989 as amended in part by this Reference Trust Agreement (herein as amended or supplemented called the "Indenture"). This Reference Trust Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

                  In consideration of the premises and of the mutual agreements herein contained, the Depositors, the Trustee, and the Evaluator agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

                  Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.


                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

         The following special terms and conditions are hereby agreed to:

                  (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.


C/M  11939.0001 406290.1

                  (b) For the purposes of the definition of the Unit in
Article I the fractional undivided interest in and ownership of the Trust is 1/2500.

                  (c) The fiscal year for the Trust shall end on June 30 of each year.

                  (d) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on December 1, 1990 for monthly distributions, December 1 and June 1 of each year for semi-annual distributions (commencing on December 1, 1990) and December 1 of each year for annual distributions (commencing on December 1, 1990).

                  (e) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on December 15, 1990 for monthly distributions, December 15 and June 15 of each year for semi-annual distributions (commencing on December 15, 1990) and December 15 of each year for annual distributions (commencing on December 15, 1990).

                  (f) All Certificateholders of record on November 1, 1990 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after November 15, 1990 (the "First Payment Date"), and thereafter distributions will be made monthly, semiannually or annually, depending upon the plan of distribution chosen by each Certificateholder.

                  (g) The First Settlement Date shall mean August 2, 1990.

                  (h) The number of Units referred to in Section 2.03 is 2,500.

                  (i) For the purposes of Section 4.02, the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $8, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).

                  (j) For the purposes of Section 6.01(g), the liquidation amount is hereby specified to be $1,000,000.

                  (k) For purposes of Section 6.04, the Trustee shall be paid per annum $1.07 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.62 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.37 per $1,000 principal Amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion

                                      -2-
C/M  11939.0001 406290.1

[a maximum of $.90 per Unit times the number of Units on the monthly distribution plan, $.62 per unit plus $.28 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.37 per Unit plus $.53 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units of the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

                  (l) For purposes of Section 7.05, the Depositors' maximum annual fee is hereby specified to be $0.25 per $1,000 principal amount of Bonds in the Trust.

                  (m) For purposes of this Series of Insured Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

                  (n) For purposes of this Series of Insured Municipal Securities Trust, the execution date of this Indenture shall be the date first written above.

                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                         [Signatures on separate pages]



                                      -3-
C/M  11939.0001 406290.1

                                           BEAR, STEARNS & CO. INC.
                                                Depositor



                                           By: /s/ Peter J. DeMarco
                                               --------------------------------
                                                Authorized Signator

STATE OF NEW YORK  )
                   : ss:
COUNTY OF NEW YORK )


                  On this 26th day of July, 1990, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                           /s/ Teresa Scilla
                                           ------------------------------------
                                           Notary Public

                                                        TERESA SCILLA
                                              NOTARY PUBLIC, State of New York
                                                       No. 31-4752676
                                             Qualified in the County of New York
                                                    Term Expires 8/31/90



C/M  11939.0001 406290.1

                                           GRUNTAL & CO. INCORPORATED
                                                 Depositor



                                           By: /s/ George Bernard, Jr.
                                               ---------------------------------
                                               Authorized Signator

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF NEW YORK )


                  On this 9th day of July, 1990, before me personally appeared George Bernard, Jr., to me know, who being by me duly sworn, said that he is an Authorized Signator of Gruntal & Co. Incorporated, one of the corporations described in and which executed and foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                           /s/ Maria R. Morreale
                                           -------------------------------------
                                                     Notary Public

                                                  MARIA R. MORREALE
                                          Notary Public, State of New York
                                                   No. 43-4923407
                                            Qualified in Richmond County
                                          Commission Expires June 20, 1992




C/M  11939.0001 406290.1

                                        UNITED STATES TRUST COMPANY OF NEW YORK
                                             Trustee



                                        By:  /s/ Thomas Porrazzo
                                             ----------------------------------
                                             Assistant Vice President




STATE OF NEW YORK  )
                   :ss.:
COUNTY OF NEW YORK )


                  On this 10 day of July, 1990, before me personally appeared THOMAS PORRAZZO, to me know, who being by me duly sworn, said that he is an Authorized Signator United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.



                                        /s/  Dorothy S. Bochino
                                        ---------------------------------------
                                        Notary Public

                                                 DOROTHY S. BOCHINO
                                          NOTARY PUBLIC, State of New York
                                                   No. 01B04950864
                                            Qualified in Richmond County
                                              Commission Expires 5-8-91



C/M  11939.0001 406290.1

                                        STANDARD & POOR'S CORPORATION
                                             Evaluator



                                        By: /s/ Joseph J. Schwarz
                                            -----------------------------------
                                            Vice President



SEAL
ATTEST:



 /s/ K________ S________
----------------------------
(Assistant) Secretary



C/M  11939.0001 406290.1


                                                 INSURED MUNICIPAL SECURITIES TRUST                                       Schedule A

                                                              PORTFOLIO


                                               PENNSYLVANIA NAVIGATOR INSURED SERIES 1


                                                         As of July 26, 1990

                                                      A MONTHLY PAYMENT SERIES
                                         SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

              Aggregate                 Name of Issuer and                             Coupon/    Redemption Feature
Portfolio     Principal                   Title of Bonds                               Maturity   S.F.-- Sinking Fund  Cost of Bonds
   No.         Amount                    Contracted for(5)                Ratings(1)  Date(s)(2)  Ref.-- Refunding(2)   to Trust(3)
   ---         ------                    -----------------                ----------  ----------  -------------------   -----------

    1        $  250,000     Penn. Cnvntn. Cntr. Auth. Rev. Bonds Series       AAA       6.000%    No Sinking Fund         $  220,485
                            1989A (MBIA Corp.)                                        9/01/2019   Non-Callable

    2           250,000     Penn. Hi. Ed. Facs. Auth. Rev. Bonds              AAA       7.200%    7/01/10 @ 100 S.F.         250,918
                            (Hahnemann Univ. Prjt.) Series 1989 (MBIA                 7/01/2019   7/01/99 @ 102 Ref.
                            Corp.)

    3           250,000     Penn. Tnpke. Comm. Tnpke. Rev. Bonds Series       AAA       7.875%    12/01/07 @ 100 S.F.        263,333
                            1986A (MBIA Corp.)                                        12/01/2015  12/01/96 @ 102 Ref.

    4           250,000     Allegheny Cnty. Penn. Hosp. Dev. Auth. Rev.       AAA       8.125%    10/01/05 @ 100 S.F.        267,032
                            Bonds (Magee-Womens Hosp.) Series 1988A                   10/01/2008  10/01/97 @ 102 Ref.
                            (MBIA Corp.)

    5           175,000     Centre Cnty. Penn. Univ. Area Joint Auth. Swr.    AAA*      7.100%    9/01/11 @ 100 S.F.         175,000
                            Rev. Bonds Series 1990 (MBIA Corp.)                       9/01/2020   9/01/00 @ 101 Ref.

    6           250,000     Northampton,  Bucks Cnty. Penn. Muni. Auth.       AAA       9.250%    12/01/01 @ 100 S.F.        277,637
                            Wtr. & Swr. Rev. Rfndg. Bonds Series 1985                 12/01/2013  12/01/95 @ 100 Ref.
                            (MBIA Corp.)

    7           200,000     Philadelphia Penn. Gas Wks. Rev. Bonds            AAA       7.875%    7/01/08 @ 100 S.F.         210,514
                            Eleventh Series A (MBIA Corp.)                            7/01/2017   7/01/97 @ 102 Ref.

    8           250,000     Philadelphia Penn. Muni. Auth. Criminal Justice   AAA       7.800%    4/01/08 @ 100 S.F.         262,600
                            Cntr. Rfndg. Rev. Bonds Series 1988 (MBIA                 4/01/2018   4/01/98 @ 102 Ref.
                            Corp.)

    9           250,000     Philadelphia Penn. Rgnl. Port Auth.               AAA*      7.150%    8/01/11 @ 100 S.F.         250,000
                            (Cmmnwlth. of Penn.) Cmmnwlth. Lease Rev.                 8/01/2020   8/01/00 @ 100 Ref.
                            Bonds Series 1990 (MBIA Corp.)

   10           250,000     Philadelphia Penn. Wtr. & Swr. Rev. Bonds         AAA       7.250%    7/01/06 @ 100 S.F.         250,000
                            Twelfth Series (MBIA Corp.)                               7/01/2014   7/01/96 @ 101 Ref.

   11           125,000     Ringgold Penn. Schl. Dstrct. Washington Cnty.     AAA*      0.000%    No Sinking Fund             21,525
                            Gen. Oblig. Rev. Rfndg. Bonds Series 1990                 12/15/2015  Non-Callable
                            (MBIA Corp.)
          ------------                                                                                                 -------------
             $2,500,000                                                                                                   $2,449,044
          =============                                                                                                =============



C/M  11939.0001 406290.1

                       INSURED MUNICIPAL SECURITIES TRUST

                      NEW YORK NAVIGATOR INSURED SERIES 4

                           REFERENCE TRUST AGREEMENT


                  This Reference Trust Agreement dated September 13, 1990 among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee and Standard & Poor's Corporation, as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Insured Municipal Securities Trust, 47th Discount Series and Series 20, and Subsequent Series, Trust Indenture and Agreement" dated June 16, 1989 as amended in part by this Reference Trust Agreement (herein as amended or supplemented called the "Indenture"). This Reference Trust Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

                  In consideration of the premises and of the mutual agreements herein contained, the Depositors, the Trustee, and the Evaluator agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

                  Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.

                  For purposes of the references made to Section 7.04 in Sections 3.05(d), 3.06(A)(3), 3.06(B)(3) and 7.05 of the Indenture, the Indenture is hereby amended to delete such references made to Section 7.04 and to substitute therefor references to Section 7.05.



C/M  11939.0001 406290.1

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                  The following special terms and conditions are hereby agreed to:

                  (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

                  (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/6000.

                  (c) The fiscal year for the Trust shall end on June 30 of each year.

                  (d) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on February 1, 1991 for monthly distributions, December 1 and June 1 of each year for semi-annual distributions (commencing on June 1, 1991) and December 1 of each year for annual distributions (commencing on December 1, 1991).

                  (e) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on February 15, 1991 for monthly distributions, December 15 and June 15 of each year for semi-annual distributions (commencing on June 15, 1991) and December 15 of each year for annual distributions (commencing on December 15, 1991).

                  (f) All Certificateholders of record on January 1, 1991 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after January 15, 1991 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

                  (g) The First Settlement Date shall mean September 20, 1990.

                  (h) The number of Units referred to in Section 2.03 is 6,000.

                  (i) For the purposes of Section 4.02, the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $8, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).


                                      -2-
C/M  11939.0001 406290.1

                  (j) For the purposes of Section 6.01(g), the liquidation amount is hereby specified to be $2,400,000.

                  (k) For purposes of Section 6.04, the Trustee shall be paid per annum $1.00 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.54 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.36 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan.

                  (l) For purposes of Section 7.05, the Depositors' maximum annual fee is hereby specified to be $0.25 per $1,000 principal amount of Bonds in the Trust.

                  (m) For purposes of this Series of Insured Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

                  (n) For purposes of this Series of Insured Municipal Securities Trust, the execution date of this Indenture shall be the date first written above.

                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                         [Signatures on separate pages]



                                      -3-
C/M  11939.0001 406290.1

                                        BEAR, STEARNS & CO. INC.
                                             Depositor



                                        By:  /s/ Peter J. DeMarco
                                             ----------------------------------
                                             Authorized Signator

STATE OF NEW YORK  )
                   : ss:
COUNTY OF NEW YORK )


                  On this 13th day of September, 1990, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                        /s/  Teresa Scilla
                                        ---------------------------------------
                                                       Notary Public

                                                        TERESA SCILLA
                                              NOTARY PUBLIC, State of New York
                                                       No. 31-4752676
                                             Qualified in the County of New York
                                                    Term Expires 8/31/92



C/M  11939.0001 406290.1

                                        GRUNTAL & CO. INCORPORATED
                                             Depositor



                                        By:  /s/ George Bernard, Jr.
                                             -----------------------------------
                                             Authorized Signator

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF NEW YORK )


                  On this 12 day of September, 1990, before me personally appeared George Bernard, Jr., to me know, who being by me duly sworn, said that he is an Authorized Signator of Gruntal & Co. Incorporated, one of the corporations described in and which executed and foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                        /s/  Maria R. Morreale
                                        ---------------------------------------
                                                       Notary Public

                                                      MARIA R. MORREALE
                                              Notary Public, State of New York
                                                       No. 43-4923407
                                                Qualified in Richmond County
                                              Commission Expires June 20, 1992




C/M  11939.0001 406290.1

                                        UNITED STATES TRUST COMPANY OF NEW YORK
                                             Trustee



                                        By:  /s/ Thomas Porrazzo
                                             ----------------------------------
                                             Assistant Vice President




STATE OF NEW YORK  )
                   :ss.:
COUNTY OF NEW YORK )


                  On this 11th day of September, 1990, before me personally appeared THOMAS PORRAZZO, to me know, who being by me duly sworn, said that he is an Authorized Signator United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.



                                        /s/  Dorothy S. Bochino
                                        ---------------------------------------
                                                      Notary Public

                                                     DOROTHY S. BOCHINO
                                              NOTARY PUBLIC, State of New York
                                                       No. 01B04950864
                                                Qualified in Richmond County
                                                  Commission Expires 5-8-91



C/M  11939.0001 406290.1

                                        STANDARD & POOR'S CORPORATION
                                             Evaluator



                                        By:  /s/ Joseph J. Schwarz
                                             ----------------------------------
                                              Vice President



SEAL
ATTEST:



 /s/ K________ S________
----------------------------------
(Assistant) Secretary



C/M  11939.0001 406290.1

                       INSURED MUNICIPAL SECURITIES TRUST

                     NEW JERSEY NAVIGATOR INSURED SERIES 2

                           REFERENCE TRUST AGREEMENT


                  This Reference Trust Agreement dated October 25, 1990 among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee and Standard & Poor's Corporation, as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Insured Municipal Securities Trust, 47th Discount Series and Series 20, and Subsequent Series, Trust Indenture and Agreement" dated June 16, 1989 as amended in part by this Reference Trust Agreement (herein as amended or supplemented called the "Indenture"). This Reference Trust Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

                  In consideration of the premises and of the mutual agreements herein contained, the Depositors, the Trustee, and the Evaluator agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

                  Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.

                  For purposes of the references made to Section 7.04 in Sections 3.05(d), 3.06(A)(3), 3.06(B)(3) and 7.05 of the Indenture, the Indenture is hereby amended to delete such references made to Section 7.04 and to substitute therefor references to Section 7.05.



C/M  11939.0001 406290.1

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

         The following special terms and conditions are hereby agreed to:

                  (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

                  (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/6,000.

                  (c) The fiscal year for the Trust shall end on June 30 of each year.

                  (d) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on January 1, 1991 for monthly distributions, December 1 and June 1 of each year for semi-annual distributions (commencing on June 1, 1991) and December 1 of each year for annual distributions (commencing on December 1, 1991).

                  (e) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on January 15, 1991 for monthly distributions, December 15 and June 15 of each year for semi-annual distributions (commencing on June 15, 1991) and December 15 of each year for annual distributions (commencing on December 15, 1991).

                  (f) All Certificateholders of record on February 1, 1991 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after February 15, 1991 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

                  (g) The First Settlement Date shall mean November 1, 1990.

                  (h) The number of Units referred to in Section 2.03 is 6,000.

                  (i) For the purposes of Section 4.02, the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $8, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).


                                      -2-
C/M  11939.0001 406290.1

                  (j) For the purposes of Section 6.01(g), the liquida- tion amount is hereby specified to be $2,400,000.

                  (k) For purposes of Section 6.04, the Trustee shall be paid per annum $.98 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.52 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.34 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.81 per Unit times the number of Units on the monthly distribution plan, $.52 per unit plus $.29 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.34 per Unit plus $.47 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units of the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

                  (l) For purposes of Section 7.05, the Depositors' maximum annual fee is hereby specified to be $0.25 per $1,000 principal amount of Bonds in the Trust.

                  (m) For purposes of this Series of Insured Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

                  (n) For purposes of this Series of Insured Municipal Securities Trust, the execution date of this Indenture shall be the date first written above.

                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                         [Signatures on separate pages]



                                      -3-
C/M  11939.0001 406290.1

                                        BEAR, STEARNS & CO. INC.
                                             Depositor



                                        By:  /s/ Peter J. DeMarco
                                             ----------------------------------
                                             Authorized Signator

STATE OF NEW YORK  )
                   : ss:
COUNTY OF NEW YORK )


                  On this 25 day of October, 1990, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                        /s/  Rachelle I. Rehner
                                        ---------------------------------------
                                                      Notary Public

                                                     RACHELLE I. REHNER
                                              Notary Public, State of New York
                                                       No. 31-4851884
                                                 Qualified in Nassau County
                                             Commission Expires February 3, 1992



C/M  11939.0001 406290.1

                                        GRUNTAL & CO. INCORPORATED
                                             Depositor



                                        By:  /s/ George Bernard
                                             -----------------------------------
                                             Authorized Signator

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF NEW YORK )


                  On this 25 day of October, 1990, before me personally appeared George Bernard, to me know, who being by me duly sworn, said that he is an Authorized Signator of Gruntal & Co. Incorporated, one of the corporations described in and which executed and foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                        /s/  Karen A. Foley
                                        ---------------------------------------
                                                       Notary Public

                                                       KAREN A. FOLEY
                                              NOTARY PUBLIC, STATE OF NEW YORK
                                                       NO. __1-4946714
                                                QUALIFIED IN NEW YORK COUNTY
                                                 COMMISSION EXPIRES 2-6-9__




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



                                        UNITED STATES TRUST COMPANY OF NEW YORK
                                             Trustee



                                        By:  /s/ Thomas Porrazzo
                                             -----------------------------------
                                             Assistant Vice President




STATE OF NEW YORK  )
                   :ss.:
COUNTY OF NEW YORK )


                  On this 16th day of October, 1990, before me personally appeared THOMAS PORRAZZO, to me know, who being by me duly sworn, said that he is an Authorized Signator United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.



                                        /s/  Dorothy S. Bochino
                                        ---------------------------------------
                                                       Notary Public

                                                     DOROTHY S. BOCHINO
                                              NOTARY PUBLIC, State of New York
                                                       No. 01B04950864
                                                Qualified in Richmond County
                                                  Commission Expires 5-8-91



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                                        STANDARD & POOR'S CORPORATION
                                             Evaluator



                                        By:  /s/ Z. A. Martin
                                             ----------------------------------
                                             Vice President



SEAL
ATTEST:



 /s/ K________ S________
------------------------------------
(Assistant) Secretary



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

                                                                                                                         SCHEDULE A


                                                 INSURED MUNICIPAL SECURITIES TRUST

                                                              PORTFOLIO


                                                NEW JERSEY NAVIGATOR INSURED SERIES 2


                                                       As of October 25, 1990

                                                      A MONTHLY PAYMENT SERIES
                                         SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

           Aggregate              Name of Issuer and                                  Coupon/    Redemption Feature
Portfolio  Principal                Title of Bonds                                    Maturity   S.F.-- Sinking Fund   Cost of Bonds
   No.      Amount                 Contracted for(4)                     Ratings(1)  Date(s)(5)  Ref.-- Refunding(2)    to Trust(3)
   ---      ------                 -----------------                     ----------  ----------  -------------------    -----------

    1    $  500,000     N.J. Hlth. Care Facs. Fincg. Auth. Rev. Bonds        AAA        6.500%    7/01/10 @ 100 S.F.     $  459,800
                        Bayshore Cmmnty. Hosp. Issue Series 1989A                     7/01/2015   7/01/99 @ 102 Ref.
                        (MBIA Corp.)

    2       775,000     N.J. Hsg. & Mtg. Finc. Agncy. Home Buyer             AAA        7.950%    4/01/11 @ 100 S.F.        784,688
                        Rev. Bonds Series 1990F (AMT) (MBIA Corp.)                    4/01/2025   10/01/00 @ 102 Ref.

    3       600,000     Port. Auth. of N.Y. & N.J. Cnsldtd. Rev. Bonds       AAA        7.000%    9/01/11 @ 100 S.F.        577,440
                        Sixty-fifth Series (MBIA Corp.)                               9/01/2024   11/01/96 @ 102 Ref.

    4       300,000     N.J. Tnpke. Auth. Tnpke. Rev. Bonds Bi-Modal         AAA        7.200%    1/01/94 @ 100 S.F.        298,182
                        Multi-Term Format Series 1985 Mode A Bonds                    1/01/2018   1/01/93 @ 103 Ref.
                        (MBIA Corp.)

    5       600,000     Atlantic Cnty. N.J. Imprvmt. Auth. Pub. Facs.        AAA        7.400%    3/01/07 @ 100 S.F.        606,390
                        Lease Rental Rev. Rfndg. Bonds (Atlantic Cnty.                3/01/2012   3/01/96 @ 103 Ref.
                        Prjts.) Series 1986A (MBIA Corp.)

    6       600,000     Atlantic Cnty. N.J. Imprvmt. Auth. Convntn.          AAA        7.400%    7/01/11 @ 100 S.F.        601,476
                        Cntr. Rev. Bonds Series 1985 (MBIA Corp.)                     7/01/2016   6/01/95 @ 102 Ref.

    7       600,000     Hudson Cnty. N.J. Certs. of Part. (Correc. Fac.)     AAA        7.600%    12/01/09 @ 100 S.F.       614,790
                        Rev. Bonds Series 1988 (MBIA Corp.)                           12/01/2021  12/01/98 @ 102 Ref.

    8       600,000     Mercer Cnty. N.J. Imprvmt. Auth. Rev. Bonds          AAA        6.000%    12/15/10 @ 100 S.F.       516,822
                        (Rgnl. Sludge Prjt.) Series 1990 (MBIA Corp.)                 12/15/2015  12/15/99 @ 100 Ref.

    9       225,000     Hudson Cnty. N.J. Twnshp. of No. Bergen              AAA        7.625%    12/15/07 @ 100 S.F.       231,342
                        Muni. Utils. Auth. Swr. Rev. Bonds Series 1989                12/15/2019  12/15/97 @ 102 Ref.
                        (MBIA Corp.)

   10       500,000     Pleasantville N.J. Schl. Dstrct. Certs. of Part.     AAA        7.700%    10/01/07 @ 100 S.F.       517,490
                        Rev. Bonds (MBIA Corp.)                                       10/01/2013  01/01/98 @ 102 Ref.

   11       500,000     Sussex Cnty. N.J. Muni. Utils. Auth. Solid           AAA        7.875%    12/01/07 @ 100 S.F.       523,875
                        Waste Rev. Bonds Series A (MBIA Corp.)                        12/01/2013  12/01/98 @ 102 Ref.

   12       200,000     Camden Cnty. N.J. Muni. Utils. Auth. Cnty.           AAA        0.000%    No Sinking Fund            26,346
                        Agreement Swr. Rev. Cap. Apprec. Bonds                        9/01/2019   Non-Callable
                        Series 1990A (MBIA Corp.)
         ----------                                                                                                     -----------
         $6,000,000                                                                                                      $5,758,641
         ==========                                                                                                     ===========




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